Exhibit 10.35
Loan Agreement
Party A: Zhucheng Ziyang Ceramic Co., Ltd.
Party B: Zhucheng Dazhong Hospital

1.	Type: Short term loan
2.	Loan Amount: RMB 20,000,000
3.	Loan period: 1 year. From October 29, 2010 to October 28, 2011.
4.	Usage: Normal operations.
5.	Interest rate: 1% monthly. Collect interest once every six month.
6.	Guarantee items: Pledged by property, plant and equipment
7.	If Party B can’t pay back at the due date, the interest will be doubled until appeal lawsuit.’

Party A: Zhucheng Ziyang Ceramic Co., Ltd.
Legal Represntative Signature: /s/ Lingbo Chi
Party B: Zhucheng Dazhong Hospital
Legal Represntative Signature: /s/ Peikai Zhao
Oct.29, 2010

Loan Agreement
Party A: Zhucheng Ziyang Ceramic Co., Ltd.
Party B: Zhucheng Dazhong Hospital

8.	Type: Short term loan
9.	Loan Amount: RMB 20,000,000
10.	Loan period: 1 year. From October 31, 2011 to November 30, 2012.
11.	Usage: Normal operations.
12.	Interest rate: 1% monthly. Collect interest once every six month.
13.	Guarantee items: Pledged by property, plant and equipment
14.	If Party B can’t pay back at the due date, the interest will be doubled until appeal lawsuit.

Party A: Zhucheng Ziyang Ceramic Co., Ltd.
Legal Represntative Signature: /s/ Lingbo Chi
Party B: Zhucheng Dazhong Hospital
Legal Represntative Signature: /s/ Peikai Zhao
Oct.31, 2011